Exhibit 99.(a)(1)(c)

Amendment No. 2

To FIFth Amended and Restated

Agreement and Declaration of Trust of

AIM Counselor Series Trust (invesco counselor series trust)

This Amendment No. 2 (the “Amendment”) to the Fifth Amended and Restated Agreement and Declaration of Trust of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the “Trust”) amends, the Fifth Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 20, 2022, as amended (the “Agreement”).

Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

WHEREAS, effective December 20, 2024, the Trust desires to amend the Agreement to change the name of Invesco Capital Appreciation Fund to Invesco Discovery Large Cap Fund;

NOW, THEREFORE, the Agreement is hereby amended as follows:

1.	Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

2.	All references in the Agreement to “this Agreement” shall mean the Agreement as amended by this Amendment.

3.	Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of 2/19/2025.

By:	/s/ Melanie Ringold
Name: Melanie Ringold
Title: Secretary, Senior Vice President and Chief Legal Officer

“EXHIBIT 1

SCHEDULE A

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO	CLASSES OF EACH PORTFOLIO

Invesco American Franchise Fund	Class A Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco Core Plus Bond Fund	Class A Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco Discovery Fund	Class A Shares
Class C Shares
Class R Shares
Class Y Shares
Class R5 Shares
Class R6 Shares

Invesco Discovery Large Cap Fund	Class A Shares
Class C Shares
Class R Shares
Class Y Shares
Class R5 Shares
Class R6 Shares

Invesco Equally-Weighted S&P 500 Fund	Class A Shares
Class C Shares
Class R Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco Equity and Income Fund	Class A Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco Floating Rate ESG Fund	Class A Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco Global Real Estate Income Fund	Class A Shares
Class C Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco Growth and Income Fund	Class A Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco Income Advantage U.S. Fund	Class A Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares
Investor Class Shares

Invesco NASDAQ 100 Index Fund	Class A Shares
Class C Shares
Class R Shares
Class Y Shares
Class R5 Shares
Class R6 Shares

Invesco S&P 500 Index Fund	Class A Shares
Class C Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco Senior Floating Rate Fund	Class A Shares
Class C Shares
Class R Shares
Class Y Shares
Class R5 Shares
Class R6 Shares

Invesco Short Duration High Yield Municipal Fund	Class A Shares
Class C Shares
Class R Shares
Class R5 Shares
Class R6 Shares
Class T Shares
Class Y Shares

Invesco Short Term Municipal Fund	Class A Shares
Class C Shares
Class Y Shares
Class R6 Shares

Invesco SMA Municipal Bond Fund”